UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2020

COLONY CAPITAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles California	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CLNY	New York Stock Exchange
Preferred Stock, 8.25% Series B Cumulative Redeemable, $0.01 par value	CLNY.PRB	New York Stock Exchange
Preferred Stock, 8.75% Series E Cumulative Redeemable, $0.01 par value	CLNY.PRE	New York Stock Exchange
Preferred Stock, 7.50% Series G Cumulative Redeemable, $0.01 par value	CLNY.PRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, $0.01 par value	CLNY.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, $0.01 par value	CLNY.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, $0.01 par value	CLNY.PRJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On January 6, 2020, Colony Capital, Inc. (the “Company”) posted an investor presentation to its website at http://www.clny.com under the “Public Shareholders” tab, subheading “Presentations,” which will be utilized at the Citi 2020 Global TMT West Conference at The Bellagio Hotel in Las Vegas, NV on Tuesday, January 7, 2020 and Wednesday, January 8, 2020 for investor meetings and the fireside chat with Marc C. Ganzi, CEO of Digital Bridge Holdings, LLC and CEO-elect of the Company, scheduled for Wednesday, January 8, 2020 from 11:45 a.m. to 12:30 p.m. Pacific Time. A copy of the presentation is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The live webcast of the fireside chat discussion will be broadcast over the Internet and can be accessed on the Public Shareholders section of the Company’s website at http://www.clny.com. The replay of the webcast will be available for 60 days on the Company’s website. The information contained on the Company’s website is not incorporated by reference herein.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Use of Website to Distribute Material Company Information

The Company’s website address is www.clny.com. The Company uses its website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding the Company, is routinely posted on and accessible on the Public Shareholders subpage of its website, which is accessible by clicking on the tab labeled “Public Shareholders” on the website home page. The Company also uses its website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the U.S. Securities and Exchange Commission disclosing the same information. Therefore, investors should look to the Public Shareholders subpage of the Company’s website for important and time-critical information. Visitors to the Company’s website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Public Shareholders subpage of the website.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Colony Capital, Inc. Investor Presentation, Citi Global TMT Conference January 7-8, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2020	COLONY CAPITAL, INC.

	By:	/s/ Mark M. Hedstrom
Mark M. Hedstrom Chief Financial Officer, Chief Operating Officer and Treasurer

Exhibit 99.1 INVESTOR PRESENTATION Citi Global TMT West Conference: January 7-8, 2020 Marc C. Ganzi CEO Digital Bridge Holdings, LLC and CEO-Elect, Colony CapitalExhibit 99.1 INVESTOR PRESENTATION Citi Global TMT West Conference: January 7-8, 2020 Marc C. Ganzi CEO Digital Bridge Holdings, LLC and CEO-Elect, Colony Capital

Disclaimer This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, the Company’s ability to transform and simplify its business with direct investments in digital assets and a related investment management business in the manner and in the timeframe anticipated or at all, the size of the Company’s balance sheet, the Company’s liquidity, Digital Colony’s ability to complete the pending acquisition of Zayo Group Holdings, Inc. on the terms and in the timeframe contemplated or at all, the impact of changes to the Company’s management, employee and organizational structure, including the implementation and timing of CEO succession plans, whether the Company will complete anticipated asset monetizations within the timeframe contemplated or at all, the stabilization of the Company’s healthcare portfolio, the Company’s ability to achieve anticipated compensation and administrative cost savings pursuant to its corporate restructuring and reorganization plan, in the timeframe expected or at all, the Company’s portfolio mix, including investments in digital real estate, whether the Company’s investments will achieve target performance, the Company’s investment management business, including the quality of fees, operating margins and carried interest generation, the ability to lower operating costs, the Company’s leverage and ability to delever, the Company’s performance relative to peers, macroeconomic factors impacting digital and other assets, the Company’s ability to grow, whether Colony Capital will be able to maintain its qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes, the timing of and ability to deploy available capital, whether the Company will use the proceeds of the sale of the industrial portfolio and the related management platform as presented in this investor presentation, Company’s financial flexibility, including borrowing capacity under its revolving credit facility, the performance of the Company's investment in Colony Credit Real Estate, Inc. (“CLNC”) and whether the Company will be able to complete an internalization of CLNC’s management on the terms contemplated or at all, the Company’s ability to maintain or create future permanent capital vehicles under its management, the Company’s ability to maintain inclusion and relative performance on the RMZ, increased interest rates and operating costs, adverse economic or real estate developments in Colony Capital’s markets, Colony Capital’s failure to successfully operate or lease acquired properties, decreased rental rates, increased vacancy rates or failure to renew or replace expiring leases, increased cost of capital expenditures, defaults on or non-renewal of leases by tenants, adverse general and local economic conditions, an unfavorable capital market environment, decreased leasing activity or lease renewals, and other risks and uncertainties detailed in our filings with the U.S. Securities and Exchange Commission (“SEC”). Statements regarding the following subjects, among others, may constitute forward-looking statements: the market, economic and environmental conditions in the Company’s real estate investment sectors; the Company’s business and investment strategy; the Company’s ability to dispose of its real estate investments; the performance of the real estate in which the Company owns an interest; market trends in the Company’s industry, interest rates, real estate values, the debt securities markets or the general economy; actions, initiatives and policies of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. and global economy generally or in specific geographic regions; the Company’s ability to obtain and maintain financing arrangements, including securitizations; the amount and value of commercial mortgage loans requiring refinancing in future periods; the availability of attractive investment opportunities; the general volatility of the securities markets in which the Company participates; changes in the value of the Company’s assets; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; the Company’s ability to maintain its qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes; and the Company’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended. All forward-looking statements reflect Colony Capital’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in Colony Capital’s reports filed from time to time with the SEC. Colony Capital cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Capital does not intend to do so. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Colony Capital. This information is not intended to be indicative of future results. Actual performance of Colony Capital may vary materially. This presentation may contain statistics and other data that has been obtained or compiled from information made available by third-party service providers. Colony Capital has not independently verified such statistics or data. 2Disclaimer This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, the Company’s ability to transform and simplify its business with direct investments in digital assets and a related investment management business in the manner and in the timeframe anticipated or at all, the size of the Company’s balance sheet, the Company’s liquidity, Digital Colony’s ability to complete the pending acquisition of Zayo Group Holdings, Inc. on the terms and in the timeframe contemplated or at all, the impact of changes to the Company’s management, employee and organizational structure, including the implementation and timing of CEO succession plans, whether the Company will complete anticipated asset monetizations within the timeframe contemplated or at all, the stabilization of the Company’s healthcare portfolio, the Company’s ability to achieve anticipated compensation and administrative cost savings pursuant to its corporate restructuring and reorganization plan, in the timeframe expected or at all, the Company’s portfolio mix, including investments in digital real estate, whether the Company’s investments will achieve target performance, the Company’s investment management business, including the quality of fees, operating margins and carried interest generation, the ability to lower operating costs, the Company’s leverage and ability to delever, the Company’s performance relative to peers, macroeconomic factors impacting digital and other assets, the Company’s ability to grow, whether Colony Capital will be able to maintain its qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes, the timing of and ability to deploy available capital, whether the Company will use the proceeds of the sale of the industrial portfolio and the related management platform as presented in this investor presentation, Company’s financial flexibility, including borrowing capacity under its revolving credit facility, the performance of the Company's investment in Colony Credit Real Estate, Inc. (“CLNC”) and whether the Company will be able to complete an internalization of CLNC’s management on the terms contemplated or at all, the Company’s ability to maintain or create future permanent capital vehicles under its management, the Company’s ability to maintain inclusion and relative performance on the RMZ, increased interest rates and operating costs, adverse economic or real estate developments in Colony Capital’s markets, Colony Capital’s failure to successfully operate or lease acquired properties, decreased rental rates, increased vacancy rates or failure to renew or replace expiring leases, increased cost of capital expenditures, defaults on or non-renewal of leases by tenants, adverse general and local economic conditions, an unfavorable capital market environment, decreased leasing activity or lease renewals, and other risks and uncertainties detailed in our filings with the U.S. Securities and Exchange Commission (“SEC”). Statements regarding the following subjects, among others, may constitute forward-looking statements: the market, economic and environmental conditions in the Company’s real estate investment sectors; the Company’s business and investment strategy; the Company’s ability to dispose of its real estate investments; the performance of the real estate in which the Company owns an interest; market trends in the Company’s industry, interest rates, real estate values, the debt securities markets or the general economy; actions, initiatives and policies of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. and global economy generally or in specific geographic regions; the Company’s ability to obtain and maintain financing arrangements, including securitizations; the amount and value of commercial mortgage loans requiring refinancing in future periods; the availability of attractive investment opportunities; the general volatility of the securities markets in which the Company participates; changes in the value of the Company’s assets; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; the Company’s ability to maintain its qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes; and the Company’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended. All forward-looking statements reflect Colony Capital’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in Colony Capital’s reports filed from time to time with the SEC. Colony Capital cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Capital does not intend to do so. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Colony Capital. This information is not intended to be indicative of future results. Actual performance of Colony Capital may vary materially. This presentation may contain statistics and other data that has been obtained or compiled from information made available by third-party service providers. Colony Capital has not independently verified such statistics or data. 2

Disclaimer Important Additional Information The Company, its directors and its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). Information about the Company’s directors and executive officers, including their direct and indirect interests, by security holdings or otherwise, is available in the Company’s definitive proxy statement on Schedule 14A prepared in connection with the Company’s 2019 Annual Meeting of Stockholders, and filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2019. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts disclosed in the 2019 proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. The Company intends to file a proxy statement with the SEC in connection with the solicitation of proxies from the Company’s stockholders for the 2020 Annual Meeting. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the Company’s directors, executive officers and director nominees, including their direct or indirect interests, by security holdings or otherwise, will also be included in the proxy statement and other materials to be filed with the SEC in connection with the 2020 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the “Public Shareholders” section of the Company’s corporate website at www.clny.com. Reconciliation This presentation also includes certain forward-looking non-GAAP information. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these estimates, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts. 3Disclaimer Important Additional Information The Company, its directors and its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). Information about the Company’s directors and executive officers, including their direct and indirect interests, by security holdings or otherwise, is available in the Company’s definitive proxy statement on Schedule 14A prepared in connection with the Company’s 2019 Annual Meeting of Stockholders, and filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2019. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts disclosed in the 2019 proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. The Company intends to file a proxy statement with the SEC in connection with the solicitation of proxies from the Company’s stockholders for the 2020 Annual Meeting. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the Company’s directors, executive officers and director nominees, including their direct or indirect interests, by security holdings or otherwise, will also be included in the proxy statement and other materials to be filed with the SEC in connection with the 2020 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the “Public Shareholders” section of the Company’s corporate website at www.clny.com. Reconciliation This presentation also includes certain forward-looking non-GAAP information. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these estimates, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts. 3

Table of Contents Digital Infrastructure Landscape 1 Colony’s Converged Digital Ecosystem 2 Colony’s Digital Investment Framework 3 Colony’s Inaugural Balance Sheet Investment 4 in Digital InfrastructureTable of Contents Digital Infrastructure Landscape 1 Colony’s Converged Digital Ecosystem 2 Colony’s Digital Investment Framework 3 Colony’s Inaugural Balance Sheet Investment 4 in Digital Infrastructure

DIGITAL INFRASTRUCTURE LANDSCAPEDIGITAL INFRASTRUCTURE LANDSCAPE

Data Demand: A Global Opportunity Mobile operators are forecasted to invest greater than $480 BILLION WORLDWIDE between 2018 and 2020 1 in mobile capex, with half coming from countries expected to have launched 5G by 2020 Mobile Operator Internet of Internet Users Investment Things 2018 9.1bn Capex 2018 – 2020 25.2bn 3.6bn Total Connections 2018 2025 $482bn 5G is Driving a Sharp Acceleration in US PENETRATION RATE Wireless Capex Smartphones 47% 61% (% of population) US / South Korea Rest of world % of Connections 2018 $41 $120 $161 19 markets + CAGR 43% 4G 2019 $81 $80 $161 2018 2025 2018-25 52 markets + 2020 $123 $37 $160 Countries that have (or will have) launched 5G 4.8% 15% 1.4bn 5G Over a fifth of the world’s markets will have Of Connections 2025 2025 launched 5G by 2020 _____________ 6 (1) Source: GSMA, The Mobile Economy 2019Data Demand: A Global Opportunity Mobile operators are forecasted to invest greater than $480 BILLION WORLDWIDE between 2018 and 2020 1 in mobile capex, with half coming from countries expected to have launched 5G by 2020 Mobile Operator Internet of Internet Users Investment Things 2018 9.1bn Capex 2018 – 2020 25.2bn 3.6bn Total Connections 2018 2025 $482bn 5G is Driving a Sharp Acceleration in US PENETRATION RATE Wireless Capex Smartphones 47% 61% (% of population) US / South Korea Rest of world % of Connections 2018 $41 $120 $161 19 markets + CAGR 43% 4G 2019 $81 $80 $161 2018 2025 2018-25 52 markets + 2020 $123 $37 $160 Countries that have (or will have) launched 5G 4.8% 15% 1.4bn 5G Over a fifth of the world’s markets will have Of Connections 2025 2025 launched 5G by 2020 _____________ 6 (1) Source: GSMA, The Mobile Economy 2019

Strong Digital Infrastructure Demand Anticipated Based on Projected Cloud Capital Expenditures and 5G Phone Shipments Projected Cloud Capital Expenditures – Global and Chinese-based Players (2018 – 2020P) ($ in millions) Y-o-Y Change Y-o-Y Change Y-o-Y Change 12% 7% 25% $37.5 Y-o-Y Change $33.6 $31.3 Y-o-Y Change Y-o-Y Change 34% 19% 72% $18.3 $13.6 $11.4 2018 2019E 2020P Global Chinese Projected 5G Phone Shipments (2019 – 2021P) Y-o-Y Change (units in millions) 120% 396 Y-o-Y Change 722% Y-o-Y Change 180 Y-o-Y Change 257% 724% 50 21.9 14 1.7 2019E 2020P 2021P US Rest of World _____________ 7 Source: Public company reports, S&P Capital IQ estimates (Total Capex) and RBC Capital Markets estimates (Cloud related Capex); BAML Research December 2019.Strong Digital Infrastructure Demand Anticipated Based on Projected Cloud Capital Expenditures and 5G Phone Shipments Projected Cloud Capital Expenditures – Global and Chinese-based Players (2018 – 2020P) ($ in millions) Y-o-Y Change Y-o-Y Change Y-o-Y Change 12% 7% 25% $37.5 Y-o-Y Change $33.6 $31.3 Y-o-Y Change Y-o-Y Change 34% 19% 72% $18.3 $13.6 $11.4 2018 2019E 2020P Global Chinese Projected 5G Phone Shipments (2019 – 2021P) Y-o-Y Change (units in millions) 120% 396 Y-o-Y Change 722% Y-o-Y Change 180 Y-o-Y Change 257% 724% 50 21.9 14 1.7 2019E 2020P 2021P US Rest of World _____________ 7 Source: Public company reports, S&P Capital IQ estimates (Total Capex) and RBC Capital Markets estimates (Cloud related Capex); BAML Research December 2019.

Next Generation Networks Require a Converged Approach to Infrastructure Development and Ownership FROM DEVICES THROUGH THE CORE TO THE CLOUD AND BACK 5G End to End 5G CITIES WORLDWIDE HEALTHCARE PHONES Data Creation Data RETAIL Consumption SMART CITIES DRONES TRANSPORTATION IOT Edge Compute Node Network Hub Or Core Network Cloud Data Center Regional Data Center 5G will Enable Low-Latency Applications Technology Transformation Business Transformation • Bandwidth• Privacy• Data center performance will shift to the edge• Ecosystem dependencies • Content Control• Reliability• Users will experience the same quality with any • Partnerships / consortiums device, from “anywhere” • Security• New business model opportunities TRANSPORTATION | EDGE CLOUD GAMING | SMART EDUCATION | WAREHOUSE & MANUFACTURING | INSPECTION & INFRASTRUCTURE | SMART STADIUM | SMART CITY | CONNECTED CAR | RETAIL VR/AR WITH LOCATION 8Next Generation Networks Require a Converged Approach to Infrastructure Development and Ownership FROM DEVICES THROUGH THE CORE TO THE CLOUD AND BACK 5G End to End 5G CITIES WORLDWIDE HEALTHCARE PHONES Data Creation Data RETAIL Consumption SMART CITIES DRONES TRANSPORTATION IOT Edge Compute Node Network Hub Or Core Network Cloud Data Center Regional Data Center 5G will Enable Low-Latency Applications Technology Transformation Business Transformation • Bandwidth• Privacy• Data center performance will shift to the edge• Ecosystem dependencies • Content Control• Reliability• Users will experience the same quality with any • Partnerships / consortiums device, from “anywhere” • Security• New business model opportunities TRANSPORTATION | EDGE CLOUD GAMING | SMART EDUCATION | WAREHOUSE & MANUFACTURING | INSPECTION & INFRASTRUCTURE | SMART STADIUM | SMART CITY | CONNECTED CAR | RETAIL VR/AR WITH LOCATION 8

COLONY’S CONVERGED DIGITAL ECOSYSTEMCOLONY’S CONVERGED DIGITAL ECOSYSTEM

Colony’s Global Digital Infrastructure Footprint Colony is the TOWER ASSETS FIBER ASSETS only global REIT 2 that owns, Fueling global innovation. Providing Provide critical network mission-critical connectivity manages, and coverage and capacity 2 operates across all components of the digital ecosystem ENTERPRISE AND HYPERSCALE driving significant SMALL CELL ASSETS DATA CENTER ASSETS synergies 2 Data centers will continue to play a Enable additional network vital role in the ingestion, densification in high computation, storage, and demand areas 1 management of information _____________ Notes: All figures as of Q4 2019 except otherwise noted. (1) CB Insights, The Future of Data Centers. 10 (2) Pro-forma for the The Zayo transaction, which remains subject to customary closing conditions and there is no guarantee this transaction will be consummated. Colony’s Global Digital Infrastructure Footprint Colony is the TOWER ASSETS FIBER ASSETS only global REIT 2 that owns, Fueling global innovation. Providing Provide critical network mission-critical connectivity manages, and coverage and capacity 2 operates across all components of the digital ecosystem ENTERPRISE AND HYPERSCALE driving significant SMALL CELL ASSETS DATA CENTER ASSETS synergies 2 Data centers will continue to play a Enable additional network vital role in the ingestion, densification in high computation, storage, and demand areas 1 management of information _____________ Notes: All figures as of Q4 2019 except otherwise noted. (1) CB Insights, The Future of Data Centers. 10 (2) Pro-forma for the The Zayo transaction, which remains subject to customary closing conditions and there is no guarantee this transaction will be consummated.

Colony’s Converged U.S. Ecosystem vs. Peer Group Colony controls and/or manages the only U.S. end-to-end digital infrastructure platform Colocation / Managed Service United States Digital Infra Macro Towers Small Cells Enterprise & Dark Fiber Edge Data Centers Hyperscale Data Centers Data Centers Asset Owners / Operators (Number Of Sites) (Number Of Sites) (Miles) (Number Of Sites) (Number Of Sites) (Number Of Sites) (1) (1)(2)(3) (2) (4) (4) ~4,600 ~30,000 +135,000 45 19 9 ALTERNATIVE ASSET MANAGERS (3) (5) ~2,400 ~65 — — 6 4 (6) — — — 18 — — REITS (7) ~40,000 ~70,000 ~75,000 — — — (5) (8) ~41,000 ~410 — — 1 — (9) — — — — — 147 (10) — — — 76 — — _____________ Source: Company websites, company filings, BNAmericas and Inframation. Note: Denotes latest available information, as of November 23, 2019. Numbers reflect owned and revenue generating sites or assets, unless otherwise noted. All assets refer to U.S. assets. (1) Denotes contracted and in construction (“CIC”) networks. (2) Pro-forma for the The Zayo transaction, which remains subject to customary closing conditions and there is no guarantee this transaction will be consummated. (3) Includes sites and / or assets outside of the United States, as country-level detail unavailable. (4) Excludes data centers under construction. (5) Denotes network count. (6) Brookfield owns 18 operational data centers in the United States that it acquired from AT&T. There is insufficient detail regarding whether any are edge-connected. (7) Denotes on-air and under contract small cell nodes. (8) Denotes acquisition of ColoAtl announced April 05, 2019. (9) Digital Realty owns 147 operational data centers in the United States, 11 however there is insufficient detail regarding their classification. (10) Equinix owns 76 operational data centers in the United States, however there is insufficient detail regarding whether any are edge-connected.Colony’s Converged U.S. Ecosystem vs. Peer Group Colony controls and/or manages the only U.S. end-to-end digital infrastructure platform Colocation / Managed Service United States Digital Infra Macro Towers Small Cells Enterprise & Dark Fiber Edge Data Centers Hyperscale Data Centers Data Centers Asset Owners / Operators (Number Of Sites) (Number Of Sites) (Miles) (Number Of Sites) (Number Of Sites) (Number Of Sites) (1) (1)(2)(3) (2) (4) (4) ~4,600 ~30,000 +135,000 45 19 9 ALTERNATIVE ASSET MANAGERS (3) (5) ~2,400 ~65 — — 6 4 (6) — — — 18 — — REITS (7) ~40,000 ~70,000 ~75,000 — — — (5) (8) ~41,000 ~410 — — 1 — (9) — — — — — 147 (10) — — — 76 — — _____________ Source: Company websites, company filings, BNAmericas and Inframation. Note: Denotes latest available information, as of November 23, 2019. Numbers reflect owned and revenue generating sites or assets, unless otherwise noted. All assets refer to U.S. assets. (1) Denotes contracted and in construction (“CIC”) networks. (2) Pro-forma for the The Zayo transaction, which remains subject to customary closing conditions and there is no guarantee this transaction will be consummated. (3) Includes sites and / or assets outside of the United States, as country-level detail unavailable. (4) Excludes data centers under construction. (5) Denotes network count. (6) Brookfield owns 18 operational data centers in the United States that it acquired from AT&T. There is insufficient detail regarding whether any are edge-connected. (7) Denotes on-air and under contract small cell nodes. (8) Denotes acquisition of ColoAtl announced April 05, 2019. (9) Digital Realty owns 147 operational data centers in the United States, 11 however there is insufficient detail regarding their classification. (10) Equinix owns 76 operational data centers in the United States, however there is insufficient detail regarding whether any are edge-connected.

Performance vs. Peers in Towers (1) NET ORGANIC LEASING GROWTH Vertical Bridge, a U.S. (3) ADJ. EBITDA CAGR (2016A-2019E) (2016A-2019E) tower portfolio company managed by Digital 6.8% Average: 5.4% 4.8% 13.0% Bridge, has outperformed 22.2% the tower businesses of the big three public REITs 17.6% (2) over the last three years (United States) 11.7% 9.6% OVERVIEW Over the 2016A-2019E period, Vertical Bridge will have scaled its platform and significantly grown EBITDA through: Development and execution of its pipeline (732 build-to-suit towers) Accretive M&A at below-market multiples (acquisition of 2,375 towers) (2) (United States) (United States) Strong lease-up performance _____________ (1) Figures shown net of churn. Denotes average of the period 2016A-2019E. Excludes AMT, due to insufficient disclosure of comparable information. (2) 12 Figures include small cells. (3) Per Bloomberg and company filings. Performance vs. Peers in Towers (1) NET ORGANIC LEASING GROWTH Vertical Bridge, a U.S. (3) ADJ. EBITDA CAGR (2016A-2019E) (2016A-2019E) tower portfolio company managed by Digital 6.8% Average: 5.4% 4.8% 13.0% Bridge, has outperformed 22.2% the tower businesses of the big three public REITs 17.6% (2) over the last three years (United States) 11.7% 9.6% OVERVIEW Over the 2016A-2019E period, Vertical Bridge will have scaled its platform and significantly grown EBITDA through: Development and execution of its pipeline (732 build-to-suit towers) Accretive M&A at below-market multiples (acquisition of 2,375 towers) (2) (United States) (United States) Strong lease-up performance _____________ (1) Figures shown net of churn. Denotes average of the period 2016A-2019E. Excludes AMT, due to insufficient disclosure of comparable information. (2) 12 Figures include small cells. (3) Per Bloomberg and company filings.

Performance vs. Peers in Hyper-scale Data Centers TTM Domestic Leasing ($ in mm) LQA Revenue ($ in mm) Vantage, a U.S. data Vantage leasing in-line with public peers… …despite being 7x smaller on a revenue basis center portfolio company managed by Digital $3,226 $109 Bridge, has consistently proven the ability to Average “punch above its $74 $74MM weight-class”, exemplified $61 Average by a track record $66 $53 $1,328MM of out-leasing much $1,004 larger peers $580 $501 $194 _____________ 13 Source: Vantage company data and public company earnings materials or filings, in each case as of 09/30/2019. Performance vs. Peers in Hyper-scale Data Centers TTM Domestic Leasing ($ in mm) LQA Revenue ($ in mm) Vantage, a U.S. data Vantage leasing in-line with public peers… …despite being 7x smaller on a revenue basis center portfolio company managed by Digital $3,226 $109 Bridge, has consistently proven the ability to Average “punch above its $74 $74MM weight-class”, exemplified $61 Average by a track record $66 $53 $1,328MM of out-leasing much $1,004 larger peers $580 $501 $194 _____________ 13 Source: Vantage company data and public company earnings materials or filings, in each case as of 09/30/2019.

COLONY’S DIGITAL INVESTMENT FRAMEWORKCOLONY’S DIGITAL INVESTMENT FRAMEWORK

Four Corners of Asset Selection MARKET DYNAMICS ASSET QUALITY Focus on stable markets with catalysts Focus on unique, hard-to-replicate for near-term Digital Infrastructure assets and seek assets that provide investment and downside protection mission critical services to customers for asset owners with high switching costs INVESTMENT PRINCIPLES CONTRACT QUALITY MANAGEMENT / Focus on long-term contracts with PLATFORM POTENTIAL investment grade customers and build in Emphasize buy and build strategies with maximum flexibility to add additional initial investments used as a platform to tenants drive growth both organically and through acquisitions 15Four Corners of Asset Selection MARKET DYNAMICS ASSET QUALITY Focus on stable markets with catalysts Focus on unique, hard-to-replicate for near-term Digital Infrastructure assets and seek assets that provide investment and downside protection mission critical services to customers for asset owners with high switching costs INVESTMENT PRINCIPLES CONTRACT QUALITY MANAGEMENT / Focus on long-term contracts with PLATFORM POTENTIAL investment grade customers and build in Emphasize buy and build strategies with maximum flexibility to add additional initial investments used as a platform to tenants drive growth both organically and through acquisitions 15

Alpha Creation Framework Digital Colony seeks outperformance in our companies through hands-on participation in all of our businesses Direct Operating Proprietary Differentiated Dynamic Balance Human Capital Experience Back-Office Systems M&A Program Sheet Management Recruiting, developing and The principals at Digital Drive scale, margins and Digital Bridge has Focus on proprietary deal retaining top talent and Bridge have negotiated and operational metrics with institutional relationships flow & transaction tactics industry thought leadership closed tens of thousands of powerful internally- with leading international that avoid competitive telecom leases and have developed platforms banks and bond investors auctions and drive down efficiently managed field that provide unique entry multiples operations for thousands structures and lower of active facilities cost of capital 16Alpha Creation Framework Digital Colony seeks outperformance in our companies through hands-on participation in all of our businesses Direct Operating Proprietary Differentiated Dynamic Balance Human Capital Experience Back-Office Systems M&A Program Sheet Management Recruiting, developing and The principals at Digital Drive scale, margins and Digital Bridge has Focus on proprietary deal retaining top talent and Bridge have negotiated and operational metrics with institutional relationships flow & transaction tactics industry thought leadership closed tens of thousands of powerful internally- with leading international that avoid competitive telecom leases and have developed platforms banks and bond investors auctions and drive down efficiently managed field that provide unique entry multiples operations for thousands structures and lower of active facilities cost of capital 16

Balance Sheet Investment Framework Colony believes in a Capital Allocation Opportunities: disciplined and methodical approach to • GP Commitments investing balance sheet • Direct Digital Investing capital with a sharp focus 1 • Warehouse Transactions on achieving the highest Colony will continually risk-adjusted returns and evaluate these uses targeting a reasonable • Pay Down Debt 2 of balance sheet capital amount of corporate to ensure maximum leverage shareholder value is achieved • Share Buybacks 3 • Special Dividend 4 17Balance Sheet Investment Framework Colony believes in a Capital Allocation Opportunities: disciplined and methodical approach to • GP Commitments investing balance sheet • Direct Digital Investing capital with a sharp focus 1 • Warehouse Transactions on achieving the highest Colony will continually risk-adjusted returns and evaluate these uses targeting a reasonable • Pay Down Debt 2 of balance sheet capital amount of corporate to ensure maximum leverage shareholder value is achieved • Share Buybacks 3 • Special Dividend 4 17

Use of Industrial Sales Proceeds Net Industrial Sale Proceeds $403M Uses of Remaining Proceeds Remaining ~$185M Preferred New Digital Investments Uncommitted $1.2B Redemption Proceeds ~$200M Investment in • GP Co-Investments Series B & E Edge Data • Permanent Balance Committed Centers Sheet Investments ~$400M GP Co-invest • Warehouse in DCP Investments for Future Vehicles Est Current Yield ~4% ~9% ~5% 0 - 5% >4% Capital Structure (1) (2) Est. Total Return ~9% ~9% ~14% >15% >12% _____________ Note: Corporate revolver to be repaid fully through other sources of capital. 18 (1) Represents estimated total return based on debt level in-place as of 9/30/19. (2) Targeted total return on new digital investments, exclusive of deleveraging. Use of Industrial Sales Proceeds Net Industrial Sale Proceeds $403M Uses of Remaining Proceeds Remaining ~$185M Preferred New Digital Investments Uncommitted $1.2B Redemption Proceeds ~$200M Investment in • GP Co-Investments Series B & E Edge Data • Permanent Balance Committed Centers Sheet Investments ~$400M GP Co-invest • Warehouse in DCP Investments for Future Vehicles Est Current Yield ~4% ~9% ~5% 0 - 5% >4% Capital Structure (1) (2) Est. Total Return ~9% ~9% ~14% >15% >12% _____________ Note: Corporate revolver to be repaid fully through other sources of capital. 18 (1) Represents estimated total return based on debt level in-place as of 9/30/19. (2) Targeted total return on new digital investments, exclusive of deleveraging.

4 COLONY’S INAUGURAL BALANCE SHEET INVESTMENT IN DIGITAL INFRASTRUCTURE4 COLONY’S INAUGURAL BALANCE SHEET INVESTMENT IN DIGITAL INFRASTRUCTURE

Colony’s Inaugural Balance Sheet Investment In Digital Infrastructure Colony has acquired an ownership interest of 20.4% in DataBank from existing third-party investors for approximately $185 million; DataBank is the leading private owner and manager of Edge Data Centers in the U.S. with a nationwide footprint • DataBank is the leading private owner and manager of Edge Data Centers in the United States with a nationwide footprint GEOGRAPHIC FOOTPRINT • DataBank is a portfolio company sponsored by Digital Bridge and invested in by its founders KEY METRICS and other senior professionals alongside institutional partners $200M $82M (1) (1) – Digital Bridge principals will continue to retain their interests alongside Colony and will provide Colony Est. Dec-19 LQA Revenue Est. Dec-19 LQA Adj. EBITDA the ability to appoint a majority of DataBank board members 10% 41% ’16-’18 Organic Revenue CAGR Adj. EBITDA Margin • Represents the first step for Colony to gain exposure to the edge/colocation data center sector with significant organic growth and acquisition opportunities 19 9 (2) Data Centers Markets – We expect to fund potential add-on acquisitions and greenfield edge data center developments at DataBank, which would increase CLNY’s ownership 37% 75% (3) (4) FCF Conversion Before Growth Capex Space Utilization • Transaction price represents a 17.6x multiple on in-place EBITDA 0.7% 1,800+ – Minimal annual fees (~$300K) from third-party selling investor to cease (5) Average Monthly Churn Rate Customers _____________ (1) Includes backlog, MQI and known churn (2) Excludes one data center under construction (3) Expressed as a % of revenue and calculated as EBITDA less maintenance capex, 20 divided by estimated revenue for quarter ending Dec. 31, 2019 (4) Includes data centers of the proposed ABS portfolio (5) Churn percentage calculated as current month reduction in Monthly Recurring Revenue (MRR) as a percentage of prior month total MRR from 2Q16 to 3Q19.Colony’s Inaugural Balance Sheet Investment In Digital Infrastructure Colony has acquired an ownership interest of 20.4% in DataBank from existing third-party investors for approximately $185 million; DataBank is the leading private owner and manager of Edge Data Centers in the U.S. with a nationwide footprint • DataBank is the leading private owner and manager of Edge Data Centers in the United States with a nationwide footprint GEOGRAPHIC FOOTPRINT • DataBank is a portfolio company sponsored by Digital Bridge and invested in by its founders KEY METRICS and other senior professionals alongside institutional partners $200M $82M (1) (1) – Digital Bridge principals will continue to retain their interests alongside Colony and will provide Colony Est. Dec-19 LQA Revenue Est. Dec-19 LQA Adj. EBITDA the ability to appoint a majority of DataBank board members 10% 41% ’16-’18 Organic Revenue CAGR Adj. EBITDA Margin • Represents the first step for Colony to gain exposure to the edge/colocation data center sector with significant organic growth and acquisition opportunities 19 9 (2) Data Centers Markets – We expect to fund potential add-on acquisitions and greenfield edge data center developments at DataBank, which would increase CLNY’s ownership 37% 75% (3) (4) FCF Conversion Before Growth Capex Space Utilization • Transaction price represents a 17.6x multiple on in-place EBITDA 0.7% 1,800+ – Minimal annual fees (~$300K) from third-party selling investor to cease (5) Average Monthly Churn Rate Customers _____________ (1) Includes backlog, MQI and known churn (2) Excludes one data center under construction (3) Expressed as a % of revenue and calculated as EBITDA less maintenance capex, 20 divided by estimated revenue for quarter ending Dec. 31, 2019 (4) Includes data centers of the proposed ABS portfolio (5) Churn percentage calculated as current month reduction in Monthly Recurring Revenue (MRR) as a percentage of prior month total MRR from 2Q16 to 3Q19.

DataBank’s Advantage in Edge Data Centers Low Latency applications driving need for Edge Computing DataBank’s tier II strategy is currently serving Edge Computing needs Sample 4G/LTE network – average latency of 50 to 100ms What is “the Edge” § The “Edge” is a broadly used term that is generally used to describe the migration Data Centers Internal Air Interface = Aggregation & Application Cell Site of information closer to the end users, typically to provide lower latency and support Transport Servers 30 -40 ms a range of applications from autonomous vehicles to artificial intelligence to robotic surgery IOT § We believe that the Edge currently and for the foreseeable future resides in Virtual Transmission outside the Reality operator network typically traditional data centers in secondary markets between 10 and 20 ms Transport = 5 ms per Km Core / Cloud = 2-3 ms on-top of the internal latency § The key driver for the interest in Edge deployments is targeted latency – the amount of time it takes for a user to retrieve data from the source – of 10 As more latency-dependent applications are rolled out, milliseconds (ms) compared to LTE’s average latency of 50 to 100 ms computing power and data centers will be required closer to the end user § DataBank estimates its latency to be 3 to 5 ms within a 10-mile radius of its data centers with limited need to develop additional “micro” deployments to deliver Sample 5G network – latency is dependent on distance of transport targeted latency within its current markets Ultra-Low Latency Support real-time applications used Air Interface = Cell Site For gaming and connected cars 1-2 ms DataBank has built a leadership position in key Edge markets where cloud and content demand is expected to accelerate IOT § Existing relationships with leading cloud and content customers who leverage Virtual Transmission outside the Reality operator network typically DataBank’s unique geographic footprint between 10 and 20 ms Transport = 5 ms per Km Core / Cloud = 1 ms on-top of the internal latency § Control of key interconnection points, which drive a compelling value proposition for With 5G wireless networks can achieve latency of 2-3ms before transport. Decreasing transport latency requires moving cloud and content players as they push workloads towards the Edge the core compute and cloud interface closer to the customer § High quality colocation inventory with in-place expansion capacity allows for accelerated time to market in key locations Edge Computing Customers 21DataBank’s Advantage in Edge Data Centers Low Latency applications driving need for Edge Computing DataBank’s tier II strategy is currently serving Edge Computing needs Sample 4G/LTE network – average latency of 50 to 100ms What is “the Edge” § The “Edge” is a broadly used term that is generally used to describe the migration Data Centers Internal Air Interface = Aggregation & Application Cell Site of information closer to the end users, typically to provide lower latency and support Transport Servers 30 -40 ms a range of applications from autonomous vehicles to artificial intelligence to robotic surgery IOT § We believe that the Edge currently and for the foreseeable future resides in Virtual Transmission outside the Reality operator network typically traditional data centers in secondary markets between 10 and 20 ms Transport = 5 ms per Km Core / Cloud = 2-3 ms on-top of the internal latency § The key driver for the interest in Edge deployments is targeted latency – the amount of time it takes for a user to retrieve data from the source – of 10 As more latency-dependent applications are rolled out, milliseconds (ms) compared to LTE’s average latency of 50 to 100 ms computing power and data centers will be required closer to the end user § DataBank estimates its latency to be 3 to 5 ms within a 10-mile radius of its data centers with limited need to develop additional “micro” deployments to deliver Sample 5G network – latency is dependent on distance of transport targeted latency within its current markets Ultra-Low Latency Support real-time applications used Air Interface = Cell Site For gaming and connected cars 1-2 ms DataBank has built a leadership position in key Edge markets where cloud and content demand is expected to accelerate IOT § Existing relationships with leading cloud and content customers who leverage Virtual Transmission outside the Reality operator network typically DataBank’s unique geographic footprint between 10 and 20 ms Transport = 5 ms per Km Core / Cloud = 1 ms on-top of the internal latency § Control of key interconnection points, which drive a compelling value proposition for With 5G wireless networks can achieve latency of 2-3ms before transport. Decreasing transport latency requires moving cloud and content players as they push workloads towards the Edge the core compute and cloud interface closer to the customer § High quality colocation inventory with in-place expansion capacity allows for accelerated time to market in key locations Edge Computing Customers 21

DataBank’s Diversified, Blue Chip Customer Base More than 1,800 customers trust DataBank for its experience, expertise, and service offerings Top 10 customers represent ~25% of total Monthly Recurring Select Customer Logos Revenue (MRR), and top 100 customers represent ~66% of MRR with increasing concentration of high MRR customers (1) 104 customers with deployments in multiple DataBank facilities (2) Average monthly churn rate of 0.7% (3) NPS of 54, one of the best in the industry Well diversified geography of data centers and customer industries _____________ (1) Excluding Lightbound, which was acquired in October 2019 22 (2) Churn percentage calculated as current month reduction in MRR as a percentage of prior month total MRR from 2Q16 to 3Q19. (3) Net Promoter Score measures customer experienceDataBank’s Diversified, Blue Chip Customer Base More than 1,800 customers trust DataBank for its experience, expertise, and service offerings Top 10 customers represent ~25% of total Monthly Recurring Select Customer Logos Revenue (MRR), and top 100 customers represent ~66% of MRR with increasing concentration of high MRR customers (1) 104 customers with deployments in multiple DataBank facilities (2) Average monthly churn rate of 0.7% (3) NPS of 54, one of the best in the industry Well diversified geography of data centers and customer industries _____________ (1) Excluding Lightbound, which was acquired in October 2019 22 (2) Churn percentage calculated as current month reduction in MRR as a percentage of prior month total MRR from 2Q16 to 3Q19. (3) Net Promoter Score measures customer experience

DataBank Outperforms the Average Public Peers on Churn Retail Colocation Data Center Churn Rates 1 Company Avg. Churn 4.0% DataBank 0.7% Equinix 2.3% 3.5% CyrusOne 1.5% 3.0% Switch Inc. 0.2% 2.5% Interxion 0.5% QTS 1.4% 2.0% 1.5% 1.0% Median churn of 0.6% at DataBank is 40% lower than the 0.5% peer group median of 1.0% 0.0% Average churn of 0.7% at Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 DataBank is 49% lower than the DataBank Equinix CyrusOne Switch Inc. Interxion QTS peer group average of 1.2% _____________ Source: Public filings; Note: Churn data not available for all periods for all public comps 23 (1) For all available periods from 2Q16 to 3Q19DataBank Outperforms the Average Public Peers on Churn Retail Colocation Data Center Churn Rates 1 Company Avg. Churn 4.0% DataBank 0.7% Equinix 2.3% 3.5% CyrusOne 1.5% 3.0% Switch Inc. 0.2% 2.5% Interxion 0.5% QTS 1.4% 2.0% 1.5% 1.0% Median churn of 0.6% at DataBank is 40% lower than the 0.5% peer group median of 1.0% 0.0% Average churn of 0.7% at Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 DataBank is 49% lower than the DataBank Equinix CyrusOne Switch Inc. Interxion QTS peer group average of 1.2% _____________ Source: Public filings; Note: Churn data not available for all periods for all public comps 23 (1) For all available periods from 2Q16 to 3Q19

DataBank Transaction Process and Structure Colony’s acquisition of its interest in DataBank was underpinned by a thorough and robust transaction process • DataBank was acquired in 2016 by a Digital Bridge-led consortium including personal investment from Marc Ganzi and Ben Jenkins and third-party capital from unrelated institutional investors, which would pay to (i) Digital Bridge annual base management fees and (ii) Digital Bridge principals and DataBank management potential incentive payments based on the financial performance of DataBank • Prior to the combination of Colony Capital and Digital Bridge, two unrelated institutional investors, Edgewater and Allstate, came to an agreement to sell 100% and 50% of their respective interests (representing an aggregate 20.4% interest) to Digital Bridge and new third-party investors for a total price of approximately $185 million based on a process defined by DataBank’s organizational documents • Resulting from the combination of Colony Capital and Digital Bridge (and prior to closing of Edgewater and Allstate’s sale of the 20.4% interests in Databank), Colony Capital obtained the option to acquire the 20.4% Databank stake on its balance sheet (rather than being funded by Digital Bridge and third-party investors) and ultimately purchased the stake given that Databank is an attractive investment for its balance sheet, furthers its strategic pivot and meets its targeted return profile • Given the pre-existing personal investment in DataBank by Messrs. Ganzi and Jenkins and the incentive units held by them, legacy Colony executives undertook an extensive process to mitigate potential conflicts of interest including: • Entering into a voting agreement with Messrs. Ganzi and Jenkins to allow Colony to appoint a majority of DataBank’s board • Retaining independent legal counsel and a nationally recognized third-party valuation firm to provide a fairness opinion • Utilizing the pre-existing formula in the DataBank organizational documents and the implied valuation from the $185 million purchase price, the embedded value of Messrs. Ganzi's and Jenkins' carried interest with respect to the interests being acquired by Colony is $3.1 million, so Messrs. Ganzi and Jenkins exchanged 20.4% of their incentive units for Colony OP units with a value of $3.1 million (based on 30-day VWAP) subject to a multi-year lock up evidencing their alignment of interests with Colony, with no further incentive payments or fees due on Colony’s investment • Proceeds to the sellers were reduced by the $3.1 million embedded value of such carried interest, such that the cost thereof was borne by the sellers • Messrs. Ganzi and Jenkins did not sell any of their personal interests in DataBank, received $3.1 million of Colony OP units in exchange for 20.4% of their incentive units and did not receive any other consideration as a result of the DataBank transaction • Obtaining unanimous approval from Colony’s Board, which would not typically be required for a transaction of this size 24DataBank Transaction Process and Structure Colony’s acquisition of its interest in DataBank was underpinned by a thorough and robust transaction process • DataBank was acquired in 2016 by a Digital Bridge-led consortium including personal investment from Marc Ganzi and Ben Jenkins and third-party capital from unrelated institutional investors, which would pay to (i) Digital Bridge annual base management fees and (ii) Digital Bridge principals and DataBank management potential incentive payments based on the financial performance of DataBank • Prior to the combination of Colony Capital and Digital Bridge, two unrelated institutional investors, Edgewater and Allstate, came to an agreement to sell 100% and 50% of their respective interests (representing an aggregate 20.4% interest) to Digital Bridge and new third-party investors for a total price of approximately $185 million based on a process defined by DataBank’s organizational documents • Resulting from the combination of Colony Capital and Digital Bridge (and prior to closing of Edgewater and Allstate’s sale of the 20.4% interests in Databank), Colony Capital obtained the option to acquire the 20.4% Databank stake on its balance sheet (rather than being funded by Digital Bridge and third-party investors) and ultimately purchased the stake given that Databank is an attractive investment for its balance sheet, furthers its strategic pivot and meets its targeted return profile • Given the pre-existing personal investment in DataBank by Messrs. Ganzi and Jenkins and the incentive units held by them, legacy Colony executives undertook an extensive process to mitigate potential conflicts of interest including: • Entering into a voting agreement with Messrs. Ganzi and Jenkins to allow Colony to appoint a majority of DataBank’s board • Retaining independent legal counsel and a nationally recognized third-party valuation firm to provide a fairness opinion • Utilizing the pre-existing formula in the DataBank organizational documents and the implied valuation from the $185 million purchase price, the embedded value of Messrs. Ganzi's and Jenkins' carried interest with respect to the interests being acquired by Colony is $3.1 million, so Messrs. Ganzi and Jenkins exchanged 20.4% of their incentive units for Colony OP units with a value of $3.1 million (based on 30-day VWAP) subject to a multi-year lock up evidencing their alignment of interests with Colony, with no further incentive payments or fees due on Colony’s investment • Proceeds to the sellers were reduced by the $3.1 million embedded value of such carried interest, such that the cost thereof was borne by the sellers • Messrs. Ganzi and Jenkins did not sell any of their personal interests in DataBank, received $3.1 million of Colony OP units in exchange for 20.4% of their incentive units and did not receive any other consideration as a result of the DataBank transaction • Obtaining unanimous approval from Colony’s Board, which would not typically be required for a transaction of this size 24

Definitions and Important Notes Current Yield: Represents Core FFO less maintenance capital expenditures dividend by equity. EBITDA: Generally represents net income before interest expense, income tax provision (benefit), depreciation and amortization as defined and reported by each respective company, which may differ in methodology, and therefore, may not be directly comparable with other companies. IRR: A supplemental financial measure that represents the rate of return of an investment over a specific holding period expressed as a percentage of the net equity capital invested. It is the discount rate that makes net present value of all cash outflows equal to the net present value of cash inflows. The Company’s methodology for calculating IRR involves subjective judgement and discretion and may differ from methodologies used by other companies, and therefore may not be comparable with other companies. Actual results may differ materially from the Company’s expectations. Total Return: Represents the estimated IRR over a ten year period except for the total return received by Colony Financial, Inc. shareholders, which is for the period from inception to April 2nd, 2015, the date upon which Colony Financial, Inc. was internalized. Note Regarding Use of Information from Third-Party Sources: Certain of the information contained in this presentation is based on or derived from information provided by independent third-party sources. While the Company believes that such information is accurate as of the date it was produced and that the sources from which such information has been obtained are reliable, the Company does not guarantee the accuracy or completeness of such information and has not independently verified such information or the assumptions on which such information is based. 25Definitions and Important Notes Current Yield: Represents Core FFO less maintenance capital expenditures dividend by equity. EBITDA: Generally represents net income before interest expense, income tax provision (benefit), depreciation and amortization as defined and reported by each respective company, which may differ in methodology, and therefore, may not be directly comparable with other companies. IRR: A supplemental financial measure that represents the rate of return of an investment over a specific holding period expressed as a percentage of the net equity capital invested. It is the discount rate that makes net present value of all cash outflows equal to the net present value of cash inflows. The Company’s methodology for calculating IRR involves subjective judgement and discretion and may differ from methodologies used by other companies, and therefore may not be comparable with other companies. Actual results may differ materially from the Company’s expectations. Total Return: Represents the estimated IRR over a ten year period except for the total return received by Colony Financial, Inc. shareholders, which is for the period from inception to April 2nd, 2015, the date upon which Colony Financial, Inc. was internalized. Note Regarding Use of Information from Third-Party Sources: Certain of the information contained in this presentation is based on or derived from information provided by independent third-party sources. While the Company believes that such information is accurate as of the date it was produced and that the sources from which such information has been obtained are reliable, the Company does not guarantee the accuracy or completeness of such information and has not independently verified such information or the assumptions on which such information is based. 25